INCOME TAXES (Schedule of Provision for Income Taxes) (Details) - USD ($)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Tax expense (benefit) at the statutory rate					$ (568,852)	$ (513,616)
State income taxes, net of federal income tax benefit					(60,733)	(54,837)
Non-deductible expenses					2,135	2,178
Change in valuation allowance					627,450	566,275
Total